INCOME TAXES	6 Months Ended	12 Months Ended
	Sep. 30, 2014	Mar. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
15.	INCOME TAXES

For the six months ended September 30, 2013 and 2014, the Company utilized an effective tax rate of 40.1% and 38.4%, respectively, to calculate its provision for income taxes. These rates are higher than the federal statutory rate of 35% due principally to state and local taxes, partially offset by foreign income taxed at lower rates. In accordance with ASC 740-270, “Income Taxes – Interim Reporting,” the Company’s expected annual effective tax rate for fiscal year 2015 based on all known variables is 38.4%.

18.	INCOME TAXES

The components of Income before income taxes for the fiscal years ended March 31 are as follows:

(Amounts in thousands)	2012	2013	2014
United States	$62,719	$32,730	$29,121
Foreign	8,072	13,955	7,920

Total	$70,791	$46,685	$37,041

The components of the provision for income taxes for the fiscal years ended March 31 consisted of the following (amounts in thousands):

(Amounts in thousands)	2012	2013	2014
Current:
Federal	$26,089	$16,096	$22,021
State and local	4,731	3,217	4,141
Foreign	1,800	2,385	1,347

Total current tax provision	32,620	21,698	27,509
Deferred:
Federal	(4,199)	(3,828)	(3,768)
State and local	(766)	(698)	(1,800)
Foreign	(591)	(278)	634

Total deferred tax benefit	(5,556)	(4,804)	(4,934)

Total income tax provision	$27,064	$16,894	$22,575

For the fiscal years ended March 31, our effective tax rate varied from the statutory Federal income tax rate as a result of the following factors:

(Amounts in thousands)	2012	2013	2014
Federal statutory rate	35.0%	35.0%	35.0%
Redeemable Convertible Preferred Stock dividend	(0.3)	(0.5)	(9.3)
ESOP stock appreciation	2.2	5.0	6.8
ESOP compensation for Special Dividend on unallocated shares	—	—	21.1
Effect of tax rate of foreign subsidiaries	(1.5)	(4.4)	0.3
State and local taxes – net of federal income tax benefit	3.6	3.0	2.7
Noncontrolling interest	(0.5)	(1.5)	(1.7)
Uncertain tax position change	—	—	10.8
Qualified production activity credit	(2.4)	(1.9)	(4.6)
Other	1.8	1.2	(0.2)

Effective rate	37.9%	35.9%	60.9%

The Company’s effective tax rate will vary based on a variety of factors, including overall profitability, the geographical mix of income before taxes and the related tax rates in the jurisdictions where it operates, restructuring and other one-time charges, as well as discrete events, such as settlements of future audits. The increase in our effective tax rate for the fiscal year ended March 31, 2014 was primarily driven by the expected Special Dividend payment to participants in the ESOP Plan which increased our effective tax rate by 21.1%. Please refer to Notes 13 and 15 for additional information on the Special Dividend.

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31 were comprised of:

(Amounts in thousands)	2013	2014
Deferred tax assets:
State income taxes	$3,915	$3,285
ESOP loan repayment	1,529	1,493
Receivable and other allowances	1,631	1,055
Goodwill	2,428	3,304
Other assets and liabilities	2,676	6,250

Total deferred tax assets	12,179	15,387
Deferred tax liabilities:
Intangible assets	18,178	14,561
Property, plant and equipment	51,711	54,336
Inventory and other assets and liabilities	14,538	10,402

Total deferred tax liabilities	84,427	79,299

Net deferred tax liability	$72,248	$63,912

Net current deferred tax assets were included in Deferred income taxes and other current assets on the Consolidated Balance Sheets. The related balances at March 31 were as follows:

(Amounts in thousands)	2013	2014
Net current deferred tax assets	$1,867	$5,257

The Company has not provided for U.S. federal income taxes or foreign withholding taxes on approximately $32,450 of undistributed earnings of its foreign subsidiaries at March 31, 2014 because such earnings are intended to be reinvested indefinitely with the exception of cash dividends paid by our ADS Mexicana joint venture. It is not practicable to estimate the amount of U.S. tax that might be payable on the eventual remittance of such earnings.

Accounting for uncertain tax positions

A reconciliation of beginning and ending amount of unrecognized tax benefits for the years ended March 31, 2012, March 31, 2013 and 2014 is as follows:

(Amounts in thousands)
Balance as of March 31, 2012	$1,615
Increases in tax positions in prior periods	—
Increases in current period tax positions	—
Lapse in statute of limitations	—
Settlement of uncertain tax positions with tax authorities	—

Balance as of March 31, 2013	$1,615
Increases in tax positions in prior periods	1,369
Increases in current period tax positions	2,954
Lapse in statute of limitations	—
Settlement of uncertain tax positions with tax authorities	—

Balance as of March 31, 2014	$5,938

The Company’s increase in tax positions is attributed to transfer pricing, ESOP and UNICAP.

The Company recognizes potential accrued interest and penalties related to unrecognized tax benefits in income tax. The Company has potential cumulative interest and penalties with respect to unrecognized tax benefits of approximately $395 as of March 31, 2014.

At March 31, 2014, the Company had unrecognized tax benefits of $4,888 that, if recognized, would affect the effective tax rate. The remaining unrecognized tax benefits related to tax position for which the ultimate deductibility is highly certain but for which there is uncertainty as to the timing of such deductibility. Recognition of these tax benefits would not affect our effective tax rate. We included the full amount of the unrecognized tax benefits in deferred income taxes and other liabilities in the consolidated balance sheets.

It is reasonably possible that there could be a change in the amount of unrecognized tax benefits within the next 12 months due to activities of the Internal Revenue Service (“IRS”) or other taxing authorities, including proposed assessments of additional tax, possible settlement of audit issues (primarily IRS audit settlements for various fiscal years), reassessment of existing unrecognized tax benefits or the expiration of applicable statutes of limitations. We estimate that the range of the possible change in unrecognized tax benefits within the next 12 months is a net decrease of approximately zero to $500, exclusive of penalties and interest.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the fiscal years ended March 31, 2010 through March 31, 2013. The majority of the Company’s state income tax returns are open to audit under the statute of limitations for the years ended March 31, 2010 through March 31, 2013. The foreign income tax returns are open to audit under the statute of limitations for the years ended March 31, 2007 through March 31, 2011.

We have reviewed the application of the new Repair Regulations, and as of 3/31/14, have estimated that such regulations are not expected to have a material impact to the financial statements. The Company intends to be in compliance with these rules when they first apply, which will be the fiscal year ending March 31, 2015.